As Filed with the Securities and Exchange Commission on July 31, 2002
                               File No. 333-84462

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------

                         POST EFFECTIVE AMENDMENT No. 1

                        FILED PURSUANT TO RULE 462(d) TO

                                    FORM S-3

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                ----------------

                      GENERAL ELECTRIC CAPITAL CORPORATION

             (Exact name of registrant as specified in its charter)
                               DELAWARE 13-1500700

        (State of incorporation) (I.R.S. Employer Identification Number)

                               260 LONG RIDGE ROAD

                           STAMFORD, CONNECTICUT 06927

                                 (203) 357-4000

               (Address, including zip code, and telephone number,
                      including area code, of registrant's
                          principal executive offices)

                                ----------------

                                DAVID P. RUSSELL

              COUNSEL--TREASURY OPERATIONS AND ASSISTANT SECRETARY

                               260 LONG RIDGE ROAD

                           STAMFORD, CONNECTICUT 06927

                                 (203) 357-4000

 (Name, address, including zip code, and telephone number, including area code, of agent for service)

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

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

From time to time after the effective date of this Post-Effective Amendment to the Registration Statement as determined by market conditions.

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If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statements numbers of the earlier effective registration statements for the same offering. [X] No. 333-84462

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

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

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 to Registration Statement on Form S-3 (No. 333-84462) is filed pursuant to Rule 462(d) solely to add certain exhibits not previously filed with respect to such Registration Statement.



















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

PART II

                         POST EFFECTIVE AMENDMENT No. 1

                              (FILE No. 333-84462)

                               ITEM 16. EXHIBITS.

EXHIBIT

NUMBER   DESCRIPTION

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5(a)              Opinion and consent of David P. Russell, Counsel Treasury
                  Operations and Assistant Secretary of General Electric Capital Corporation relating to that certain Indenture, dated June 18, 1998 (as amended, modified and supplemented from time to time), among Security Capital Group Incorporated, the Company and State Street Bank and Trust Company.

5(b) Opinion and consent of David P. Russell, Counsel Treasury Operations and Assistant Secretary of General Electric Capital Corporation relating to that certain Indenture, dated as of November 16, 1998 (as amended, modified and supplemented from time to time), among Security Capital Group Incorporated, the Company and State Street Bank and Trust Company.

5(c) Opinion and consent of David P. Russell, Counsel Treasury Operations and Assistant Secretary of General Electric Capital Corporation relating to that certain Indenture, dated as of November 1, 1996 (as amended, modified and supplemented from time to time), among SUSA Partnership, L.P., the Company and Bank One, N.A., formerly known as The First National Bank of Chicago.







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

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, General Electric Capital Corporation, certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (No. 333-84462) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Stamford, State of Connecticut, on the 31st day of July 2002.

                                    General Electric Capital Corporation



                                    By  /s/ Kathryn A. Cassidy
                                        ---------------------------------------
                                        Kathryn A. Cassidy,
                                         Senior Vice President
                                        Corporate Treasury and
                                        Global Funding Operation

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement (No. 333-84462) has been signed below by the following persons in the capacities and on the date indicated.



* Denis J. Nayden
------------------------------------
Denis J. Nayden
Chairman, Chief Executive Officer
And Director
(Principal Executive Officer)



* James A. Parke                        * Joan C. Amble
--------------------------------------- ---------------------------------------
James A. Parke                          Joan C. Amble
Vice Chairman, Chief Financial          Vice President and Controller
Officer and Director                    (Principal Accounting Officer)
(Principal Financial Officer)

/s/ Kathryn A. Cassidy                  *Nancy E. Barton
--------------------------------------- ---------------------------------------
Kathryn A. Cassidy                      Nancy E. Barton
Senior Vice President Corporate         Director
Treasury and Global Funding
Operation



*James R. Bunt                          * David L. Calhoun
--------------------------------------- ---------------------------------------
James R. Bunt                           David L. Calhoun
Director                                Director



*Dennis D. Dammerman
--------------------------------------- ---------------------------------------
Dennis D. Dammerman                     Scott C. Donnelly
Director                                Director



*Michael D. Fraizer                     *Arthur H. Harper
--------------------------------------- ---------------------------------------
Michael D. Fraizer                      Arthur H. Harper
Director                                Director



                                        *Jeffrey R. Immelt
--------------------------------------- ---------------------------------------
Benjamin W. Heineman, Jr.               Jeffrey R. Immelt
Director                                Director



--------------------------------------- ---------------------------------------
Robert Jeffe                            John H. Myers
Director                                Director



--------------------------------------- ---------------------------------------
Michael A. Neal                         Ronald R. Pressman
Director                                Director


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

*Gary M. Reiner
--------------------------------------- ---------------------------------------
Gary M. Reiner                          Gary L. Rogers
Director                                Director



                                        *Keith S. Sherin
--------------------------------------- ---------------------------------------
John M. Samuels                         Keith S. Sherin
Director                                Director



*Edward D. Stewart
--------------------------------------- ---------------------------------------
Edward D. Stewart                       Robert C. Wright
Director                                Director



*By:

/s/ Kathryn A. Cassidy                  Attorney-in-fact
---------------------------------------
Kathryn A. Cassidy                      July 31, 2002








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